UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/19/2012

APEX 4, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-54732

DELAWARE	45-5312769
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1 Blackfield Drive
Tiburon, California 94920
(Address of principal executive offices, including zip code)

(415) 888-2478
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 19, 2012, APEX 4, Inc., amended its Certificate of Incorporation and changed its name to Privileged World Travel Club, Inc. ("Privileged").

The Certificate of Amendment was filed with the Delaware Secretary of State on July 19, 2012.

The amendment was approved by Board of Directors and by the holder of 100% of the issued and outstanding stock of the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX 4, INC.

Date: July 25, 2012	By:	/s/ GREGORY LYKIARDOPOULOS
GREGORY LYKIARDOPOULOS
PRESIDENT AND CHIEF EXECUTIVE OFFICER

EXHIBIT INDEX

Exhibit No.	Description
EX-3.(i).	CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION